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                                                                   Exhibit 99.1


                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 11-K for the Michael Baker Corporation Employee Stock Ownership Plan (the "Plan") for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Monica L. Iurlano, Plan Administrator, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

 /s/ Monica L. Iurlano                                  Dated:  June 27, 2003
---------------------------
Monica L. Iurlano
Plan Administrator


In connection with the Annual Report on Form 11-K for the Michael Baker Corporation Employee Stock Ownership Plan (the "Plan") for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William P. Mooney, Committee Member, Employee Stock Ownership Plan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


 /s/ William P. Mooney                                  Dated:  June 27, 2003
--------------------------
William P. Mooney
Committee Member, Employee Stock Ownership Plan




THIS CERTIFICATION ACCOMPANIES THE REPORT PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND SHALL NOT, EXCEPT TO THE EXTENT REQUIRED BY THE SARBANES-OXLEY ACT OF 2002, BE DEEMED FILED BY THE PLAN FOR PURPOSES OF SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED AND WILL BE RETAINED BY MICHAEL BAKER CORPORATION AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.